UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2015

Westmoreland Resource Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-34815	77-0695453
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 922-6463

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A amends and supplements the registrant’s Current Report on Form 8-K, as filed on August 4, 2015, to include the historical financial statements and unaudited pro forma financial information required by Items 9.01(a) and (b) of Form 8-K related to the registrant’s acquisition of 100% of the equity interests in Westmoreland Kemmerer, LLC (formerly Westmoreland Kemmerer, Inc.).
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
The audited balance sheets of Westmoreland Kemmerer, Inc. as of December 31, 2014 and 2013, and the related audited statements of operations, comprehensive income, shareholder’s equity, and cash flows for the years ended December 31, 2014 and 2013 and the eleven-month period ended December 31, 2012 and report of independent registered public accounting firm related thereto with respect to audited financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited balance sheet of Westmoreland Kemmerer, Inc. as of the six months ended June 30, 2015 and the unaudited statements of operations, comprehensive income, shareholder’s equity, and cash flows for the six months ended June 30, 2015 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The Partnership’s unaudited pro forma condensed consolidated balance sheet as of June 30, 2015, and unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2015 and the year ended December 31, 2014 and the related notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(d) Exhibits.
See “Index to Exhibits” attached to this Current Report on Form 8-K/A, which is incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westmoreland Resource Partners, LP

		By:	Westmoreland Resources GP, LLC
its General Partner

Date:	October 14, 2015	By:	/s/ KEVIN A. PAPRZYCKI
		Name:	Kevin A. Paprzycki
		Title:	Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.
99.2
Audited Balance Sheets of Westmoreland Kemmerer, Inc. as of December 31, 2014 and 2013, and the related Audited Statements of Operations, Comprehensive Income, Shareholder’s Equity, and Cash Flows for the years ended December 31, 2014 and 2013 and the eleven-month period ended December 31, 2012.

99.2
Unaudited Balance Sheet of Westmoreland Kemmerer, Inc. as of June 30, 2015 and December 31, 2014, Unaudited Statements of Operations, Comprehensive Income, Shareholder’s Equity, and Cash Flows for the six months ended June 30, 2015 and 2014.

99.3
Partnership’s Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2015, Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2015 and the year ended December 31, 2014 and the related notes thereto.

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